RAND CAPITAL CORPORATION
                                  BUFFALO, NEW YORK


                                        [LOGO]



                                    Annual Report
                                   Proxy Statement


                                    December 1996

          NET ASSET VALUE                                      1987 to 1996


          Net Asset Value Per Share*

          Rand Capital Corporation is a registered closed-end management investment company investing in the securities of small businesses, which offer unique opportunities for growth.

          [Description - There follows a table in the form of a bar graph with a rectangle showing the net asset value for each year shown]

                    Year                Net Asset
                                        Value Per Share
                    ____                _______________

                    1987      -         2.07
                    1988      -         2.44
                    1989      -         2.53
                    1990      -         2.07
                    1991      -         2.12
                    1992      -         3.07
                    1993      -         3.07
                    1994      -         3.19
                    1995      -         2.21
                    1996      -         1.53

          *  adjusted for stock distributions

          MANAGEMENT'S LETTER    Allen F. Grum and Nora B. Sullivan

          To Our Shareholders,

               1996 was a watershed year for Rand Capital. The year started with a new management team. We spent the next twelve months developing and implementing a strategic plan that integrated the strengths of management, the needs of the company and the investment opportunities that are available. The four goals of this plan can be summarized as:

               1. Reduce expenses
               2. Raise capital
               3. Invest in instruments that provide for a current return
               4. Restructure the current portfolio

               With the help of our Board of Directors we were successful in all four areas.
               1. Expenses were reduced by 21%
               2. We raised approximately $2.3 million in new capital
               3. We made 4 new investments that provided a current return
               4. Equity investments were reduced from 75% of our portfolio to 63%

               We were very pleased with the results of these efforts in 1996 and will continue on the plan in 1997.

               The financial performance of our portfolio was dismal in 1996. We wrote off our investments in Aria and Bydatel (which had represented 46% of our assets at December, 1994) when Aria filed for bankruptcy protection. We also lost over $2.5 million in our common stock portfolio. These investments were primarily in MobileMedia and various cable stocks where we typically received restricted shares. Unfortunately, these restrictions limited our ability to sell the shares. It was a very frustrating and enlightening experience.

               We enter 1997 with a highly liquid balance sheet including $3,000,000 available for new investments. We are currently evaluating a handful of promising opportunities and should be reporting on them in the coming quarters.

               We need to thank our Board of Directors for their support and guidance. They were instrumental in developing our strategic plan and raising capital. They have also supported us with their wallets by purchasing 742,000 shares in the open market and through a private placement.

               The following pages contain detailed information about Rand and our investment criteria. If you have any questions or ideas, please contact us. Our address, phone number, and e-mail addresses are enclosed.

               We look forward to writing to you and announcing positive financial results.

               Sincerely,

               s/Allen F. Grum     s/Nora B. Sullivan

   PORTFOLIO OF INVESTMENTS                              December 31, 1996

                                                                    YearFirst Percent
                                                                    Acquired   Equity






   Company                          Type of Investment (a)          (b)         (c)      Cost    Value (d)
   -----------------                ----------------------          --------    ------   ----    ---------
   AMERICAN TACTILE CORPORATION
   Medina, NY. Develops equipment   Convertible debentures at 8%    1995         -       150,000   150,000
   and systems to produce ADA       due June 2000 and April 2001,
   signs for the visually impaired  90,109 warrants for preferred stock

   ARS, INC.
   Cheektowaga, NY Assembles and    Common stock - 25 shares        1991        2.5%     125,000   250,000
   distribute replacement           Convertible debentures at                   7.5%     375,000   750,000
   automotive products              14 2/3% due August 2000

   BIOWORKS, INC. (FORMERLY TGT,
    INC.)
   Geneva, NY. Develops and         Series A convertible preferred  1995         <1%      56,000    56,000
   manufactures biological          stock - 32,000
   alternatives to chemical
   pesticides

   CLEARVIEW CABLE TV, INC.
   New Providence, NJ. Wireless     Common stock - 400 shares       1996        6.0%      55,541    55,541
   cable television operator

   COMMERCIAL MAINTENANCE
    ORGANIZATION, INC.
   Coral Springs, FL. Maintenance   Common stock - 148,256          1995       19.8%      85,000    85,000
   service network for retailers,   shares
   restaurants, vendors

   COMPTEK RESEARCH, INC.*
   Buffalo, NY.  Develops           Common stock - 49,221 shares^   1994         <1%     693,998   246,105
   electronic systems for military  Term loan at prime less 1%, due   -         -        102,678   102,678
   and non-military applications    June 1998

   CORAL SYSTEMS, INC.
   Longmont, CO.  Develops fraud    Series A convertible preferred  1994        1.1%     200,000   422,222
   prevention software for the      stock - 99,999 shares
   wireless industry                Common stock - 11,938 shares                 <1%      18,271     18,271

   HEALTHWAY PRODUCTS COMPANY, INC.
   Syracuse, NY. Manufactures air   Note, 21% interest,             1996          -      100,000    100,000
   filters and climate control      4,667 warrants for Series A
   devices                          preferred stock

   HEARTLAND WIRELESS
    COMMUNICATIONS, INC.*
   Richardson, TX.  Wireless cable  Common stock - 2,880 shares^    1996         <1%      59,165    38,045
   television system operator       Common stock - 10,843 shares    1996         <1%     245,391   118,180

   J. GIARDINO
   Buffalo, NY.  Own and leases     First mortgage at 10% interest  1988          -      218,448   218,448
   commercial property

   MOBILE DATA SOLUTIONS INC.*
   Vancouver, BC.  Develops mobile  Common stock - 30,734 shares^   1994         <1%     100,000   465,851
   data software

   MOBILEMEDIA CORPORATION*
   New York, NY. Provider of        Common stock - 50,923 shares^   1990         <1%      67,322    25,461
   paging and other wireless data   Common stock - 20,369 shares                 <1%      26,928     9,268
   services

   REFLECTION TECHNOLOGY, INC.
   Waltham, MA. Develops and        Series J convertible preferred  1995        1.1%     500,000   500,000
   licenses proprietary virtual     stock - 443,784 shares
   display technology

   TRANSWORLD TELECOMMUNICATIONS,
    INC.*
   Salt Lake City, UT.  Wireless    Common stock  - 132,826 shares^ 1995         <1%     131,498    37,058
   cable television system operator

   Ultra-Scan Corporation
   Buffalo, NY. Ultrasonic          Common stock - 47,583 shares    1992        12.6%    276,986   276,986
   fingerprint scanning technology  Term loan, 6% interest, due                   -       50,000    50,000
                                    September 1997

   OTHER INVESTMENTS                Other investments                                    100,060    100,060
                                                                                          -------   -------

                                                          Total Investments           $3,737,286 $4,075,174
                                                                                       =========  =========

        * Publicly-owned Company ^ Unrestricted securities as defined in Note (a)

          NOTES TO PORTFOLIO OF INVESTMENTS

          (a) Unrestricted securities (indicated by ^) are freely marketable securities having readily available market quotations. All other securities are restricted securities which are subject to one or more restrictions on resale and are not freely marketable. At December 31,1996 restricted securities represented 80% of the value of the investment portfolio.

          (b) The Year First Acquired column indicates the year in which the Corporation acquired its first investment in the company or a predecessor company.

          (c) The equity percentages express the percent of outstanding voting securities held by the Corporation or the potential percentage of voting securities held by the Corporation or the potential percentage of voting securities held by the company upon exercise of its warrants or conversion of debentures. The symbol "<1%" indicates that the Corporation holds equity interest of less than one percent.

          (d) Under the valuation policy of the Corporation, unrestricted securities are valued at the closing bid price for over-the-counter securities for the last three days of the month. Restricted securities, including securities of publicly-owned companies which are subject to restrictions on resale, are valued at fair value as determined by the Board of Directors. Fair value is considered to be the amount which the Corporation may reasonably expect to receive for portfolio securities if such securities were sold on the valuation date. Valuations as of any particular date, however, are not necessarily indicative of amounts which may ultimately be realized as a result of future sales or other dispositions of securities. Among the factors considered by the Board of Directors in determining the fair value of restricted securities are the financial condition and operating results, projected operations, and other analytical data relating to the investment. Also considered are the market prices for unrestricted securities of the same class (if applicable) and other matters which may have an impact on the value of the portfolio company.

          See notes to financial statements

          CHANGES IN INVESTMENTS AT COST AND REALIZED LOSS
          Year ended December 31, 1996

                                                  Cost Increase         Realized
                                                  (Decrease)            Gain(Loss)

   New and Additions to Previous Investments:
        American Tactile Corporation              $     50,000
        Aria Wireless Systems, Inc.                    100,000
        Clearview Cable TV, Inc.                       124,000
        Commercial Maintenance Organization, Inc.        5,000
        Comptek Research, Inc.                         193,991
        Coral Systems, Inc.                             18,271
        HealthWay Products, Inc.                       100,000
        Heartland Wireless Communications, Inc.        716,015
        MobileMedia Corporation                          8,250
        Ultra-Scan Corporation                          50,000
                                                      --------
                                                     1,365,527
                                                     ----------
   Investments Sold/Exchanged:
        Cable Maxx, Inc.                               (97,500)                0
        CAI Wireless Systems, Inc.                    (237,547)          157,618
        Heartland Wireless Communications, Inc.       (656,850)           76,199
        Jamestown Savings Bank                        (500,000)                0
        Phoenix Data Communications Corporation       (100,000)                0
        Three Sixty Corporation                       (987,906)                0
                                                    -----------          -------
                                                    (2,579,803)          233,817
                                                    -----------          -------
   Investments Written Off:
        Aria Wireless Systems, Inc.                   (400,000)         (400,000)
        Bydatel Corporation                           (520,000)         (520,000)
                                                    -----------         ---------
                                                      (920,000)         (920,000)
                                                    -----------         ---------
   Other Changes:
        Debenture repayments and distributions        (136,363)          223,219

   Net Change in Investments at Cost and
    Realized Loss                             $     (2,270,639)     $   (462,964)

   STATEMENTS OF FINANCIAL POSITION               December 31, 1996 and 1995

                                              1996                  1995
   ASSETS

   Investments at Directors' valuation
   (identified cost: 1996 - $3,737,286;
   1995 - $5,761,573) (Note 1)                $      4,075,174      $  8,997,613

   Cash and cash equivalents                         1,605,501           707,559

   Interest receivable (net of allowance of
   $0 in 1996 and $20,400 in 1995                      100,411           147,556

   Deferred tax asset (Note 2)                         751,106                 0

   Income taxes receivable (Note 2)                      2,581             4,187

   Other assets                                         74,423            46,957
                                                     ---------         ---------
        TOTAL ASSETS                           $     6,609,196     $   9,903,872
                                                     =========         =========

   LIABILITIES AND STOCKHOLDERS EQUITY
   (NET ASSETS) LIABILITIES

   Accounts payable and accrued expenses
   (Notes 4 and 6)                             $       150,660      $    226,808

   Deferred tax liability (Note 2)                           0           343,759
                                                     ---------         ---------
        TOTAL LIABILITIES                              150,660           570,567
                                                     =========         =========
   STOCKHOLDERS EQUITY (NET ASSETS) (Note 3)

   Common stock, $.10 par - shares
   authorized 7,000,000; issued and outstanding
   4,225,477 shares in 1996 and 1995                   422,548           422,548

   Capital in excess of par value                    4,810,369         4,810,369

   Undistributed net investment (loss)              (1,210,521)         (812,838)

   Undistributed net realized gain on
   investments                                       2,258,384         2,867,302

   Net unrealized appreciation of investments          177,756         2,045,924
                                                    ----------         ---------
        Net assets (per share 1996 - $1.53;
          1995 - $2.21)                              6,458,536         9,333,305
                                                    ----------         ---------
        TOTAL LIABILITIES AND
          STOCKHOLDERS EQUITY                      $ 6,609,196     $   9,903,872
                                                    ==========         =========

   See notes to financial statements.

   STATEMENTS OF OPERATIONS          Year ended December 31, 1996 and 1995

                                              1996                  1995
   INVESTMENT INCOME: (Note 5)

        Interest from portfolio companies     $        122,255     $      225,042

        Interest from other investments                 38,730             85,896

        Other income                                    12,921             37,266
                                                    ----------          ---------
                                                       173,906            348,204
                                                    ==========          =========

   EXPENSES:

        Salaries                                       273,258            469,985

        Employee benefits                               32,188            166,412

        Directors' fees                                 33,830             17,750

        Legal fees                                     106,003             82,612

        Professional fees                               33,464             18,162

        Shareholders and office                         76,122             52,368

        Insurance                                       94,263             35,942

        Corporate development                           79,557             27,140

        Other operating                                 40,742            119,324
                                                    ----------         ----------
                                                       769,427            989,695
                                                    ----------         ----------
   INVESTMENT (LOSS) BEFORE INCOME TAXES              (595,521)          (641,491)

        Income tax provision (Note 2)                   13,000             14,100

        Deferred income tax (benefit) (Note 2)        (210,736)          (245,660)
                                                    ----------         -----------

   INVESTMENT (LOSS) - NET                            (397,785)          (409,931)
                                                    ----------         -----------
   REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

        Net loss on sales and dispositions            (462,964)           (65,416)
                                                    ----------          ----------
        Net realized (loss) on investments            (462,964)           (65,416)

        Deferred income tax provision                  145,952             30,003
                                                    ----------          ----------
   NET REALIZED (LOSS)                                (608,916)           (95,419)
                                                    ----------          ----------
   UNREALIZED APPRECIATION ON INVESTMENTS:

        Beginning of period                          3,236,040          9,064,200

        End of period                                  337,889          3,236,040
                                                    ----------          ---------
        (Decrease) in unrealized appreciation
        before income taxes                         (2,898,151)        (5,828,160)

        Deferred income tax (benefit) (Note 2)      (1,030,083)        (2,229,884)
                                                    ----------          ---------
   NET (DECREASE) IN UNREALIZED APPRECIATION        (1,868,068)        (3,598,276)
                                                    ----------          ---------
   NET REALIZED AND UNREALIZED (LOSS) ON
   INVESTMENTS                                      (2,476,984)        (3,693,695)
                                                    ----------          ---------
   NET (DECREASE) IN NET ASSETS FROM
   OPERATIONS                                 $     (2,874,769)     $  (4,103,626)
                                                    ==========         ==========

   See notes to financial statements.

   STATEMENTS OF CHANGES IN NET ASSETS/Years ended December 31,1996 and 1995

                                              1996                  1995
   Net assets at beginning of period
   (including undistributed net
   investment loss of $409,931 and
   $319,192, respectively)                    $     9,333,305        $ 13,351,926

   OPERATIONS:
        Net investment loss                          (397,785)           (409,931)

        Net realized loss on investments             (608,916)            (95,419)

        Net (decrease) in unrealized
        appreciation of investments                (1,868,068)         (3,598,276)
                                                   ----------          ----------
        Net (decrease) in net assets from
        operations                                 (2,874,769)         (4,103,626)

        Net proceeds of private offering
        and stock distribution                              0              85,005

   NET ASSETS AT END OF PERIOD
   (INCLUDES UNDISTRIBUTED NET INVESTMENT
   LOSS OF $397,785 AND $409,931,
   RESPECTIVELY)                              $     6,458,536       $   9,333,305
                                               ==============        ============


          NOTES TO FINANCIAL STATEMENTS                         Years ended
                                                 December 31, 1996 and 1995

          1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

               The Corporation operates as a closed-end management investment company registered under the Investment Company Act of 1940.

               Investments are stated at market or fair value as determined in good faith by the Board of Directors, as described in the Notes to Portfolio of Investments on page 5. Certain investments have been determined by the Board of Directors in the absence of readily ascertainable market values. Because of the inherent uncertainty of valuation, these values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.

               Temporary cash investments having a maturity of three months or less when purchased are considered to be cash equivalents.

               Interest income generally is recorded on the accrual basis except where the investment is valued at less than cost to reflect risk of loss. In such cases, interest is recorded at the time of receipt. A reserve for possible losses on interest receivable is maintained when appropriate.

               Amounts reported as realized gains and losses are measured by the difference between the proceeds of sale or exchange and the cost basis of the investment without regard to unrealized gains or losses reported in prior periods. The cost of securities that have, in the Directors' judgment, become worthless, are written off and reported as realized losses.

               Net assets per share are based on the number of shares of common stock outstanding during the respective year. The prior years have been restated to show the effects of a twenty-five percent stock distribution that occurred during 1995, 1994 and 1993 and a private offering which occurred during 1995.

               The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reporting amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          2.   INCOME TAXES

               The Corporation accounts for income taxes in accordance with FASB Statement No. 109, Accounting for Income Taxes. A requirement of FASB Statement No. 109 is that deferred tax assets and liabilities are recorded for temporary differences between the financial statement and tax bases of assets and liabilities using the currently enacted tax rate expected to be in effect when the taxes are actually paid or recovered.

               The net deferred tax liability (asset) presented in the balance sheet includes the following:

                                                      1996          1995

               Deferred tax liability           $   253,214   $ 1,280,976
               Deferred tax asset                 1,004,320       937,217
                                                    ----------    --------
               Net deferred tax liability
               (asset)                          $  (751,106)  $   343,759
                                                    =========     ========

          The tax effect of the major temporary difference and carryforwards that give rise to the Corporation's net deferred tax liability (asset) are as follows:

                                                      1996          1995

               Operations                       $    (6,020)  $    (3,700)
               Investments                          253,213     1,280,976
               Net operating loss carryforwards    (689,226)     (478,490)
                                                    ----------    --------
               Net deferred tax liability
               (asset)                          $  (751,106)  $   343,759
                                                    ==========    ========

          Income tax expense (benefit) is reported in the statement of operations as follows:

                                                      1996          1995

               Current:
                    State                         $     13,000  $    14,100
                                                    ----------     -------
                                                        13,000       14,100
                                                    ----------     -------
               Deferred:
                    Tax (benefit) on change in
                    unrealized appreciation:
                      Federal                        (936,010)  (2,084,137)
                      State                          (158,857)    (361,404)
                                                    ----------    --------
                                                   (1,094,867)  (2,445,541)
                                                    ----------    --------
               Total                              $(1,081,867) $(2,431,441)
                                                   ==========   ==========


          A reconciliation of the benefit for the income taxes at the federal statutory rate to the benefit reported is as follows:

                                                      1996            1995

          Net investment (loss) and realized
          (loss) before income taxes (benefit)    $(3,956,636) $(6,535,067)
                                                   ===========  ===========
          Expected tax (benefit) at
          statutory rate of 34%                   $(1,295,888) $(2,239,193)

          State - net of federal effect               (96,264)    (592,727)

          Other                                       310,285      400,479
                                                    ---------    ---------
          Total                                   $(1,081,867) $(2,431,441)
                                                   ==========   ==========


               Deferred income taxes of approximately $172,000 and $1,196,000 at December 31, 1996 and 1995, respectively, relate to net unrealized appreciation of investments.

               Such appreciation is not included in taxable income until realized.

               Included in deferred taxes on the accompanying statements of financial position is approximately $81,000 and $85,000 at December 31, 1996 and 1995, respectively, applicable to a gain being reported under the installment method for income tax purposes. This amount will be reduced in future periods as payments are received.

               At December 31, 1996, the Corporation had a federal and state net operating loss carryforward of approximately $1,719,000 and $1,185,000, respectively, which expire commencing in 2007.

          3.   STOCKHOLDERS EQUITY

               On June 16, 1995, the Corporation issued 837,150 shares of common stock to shareholders of record as of May 26, 1995 in conjunction with a 25% stock distribution declared by the Board of Directors. Per share amounts reported in the financial statements and in the schedule of selected per share data and ratios have been restated to reflect the stock distribution. An amount equal to par value was charged to undistributed net investment income and credited to common stock.

               On October 19, 1995, the Corporation completed the sale of 40,000 shares of authorized and unissued common stock of the Corporation at $3.32 per share.

               At December 31, 1996 and 1995, there were 500,000 shares of $10 par value preferred stock authorized and unissued.

          Summary of change in capital accounts:

                                                     Undistributed  Net Unrealized
                                 Undistributed Net   Realized Gain  Appreciation
                                 Investment Income   on Investments on Investments
   Balance, December 31, 1994    $      (319,192)    $   2,962,721  $ 5,644,200

   Net (decrease) in net assets
   from operations                      (409,931)          (95,419)  (3,598,276)
   Stock distribution                    (83,715)                0            0
                                  --------------      ------------   ----------
   Balance, December 31, 1995           (812,838)        2,867,302    2,045,924
   Net (decrease) in net assets
   from operations                      (397,785)         (608,918)  (1,868,168)
                                  --------------      ------------   ----------
   Balance, December 31, 1996    $    (1,210,623)    $   2,258,384  $   177,756
                                  ==============      ============   ==========

                                      Common Stock             Capital in
                                 Shares         Amount         Excess of Par
   Balance, December 31, 1994*   3,348,327      $      334,833 $      4,729,364

   Private offering and
   stock distribution - 1995       877,150              87,715           81,005
                                 ---------       -------------  ---------------
   Balance, December 31, 1995
   and December 31, 1996         4,225,477      $      422,548 $      4,810,369
                                 =========       =============  ===============

          * As previously reported, pre-1995 stock distribution

          4.   COMMITMENTS AND CONTINGENCIES

               In 1995, the Corporation entered into an agreement with a former officer of the Corporation which, among other things, stipulated the following:

          a) From the date of retirement of December 31, 1995, until the earlier of December 31, 1999 or death, the Corporation could employ this former officer as a consultant. The former officer was retained as a consultant in 1996 at an annual fee of $10,000. This agreement was subject to annual renewal and was not renewed for 1997.

          b) This former officer will continue to be compensated under terms of a deferred compensation agreement. Payments under this agreement are expected to be paid out over the period of January 1, 1996 through September 1, 1999. The amounts under this agreement have been accrued as of December 31, 1995 due to all terms of the contract being satisfied by that fiscal year end.

          c) The Corporation offers health and dental benefits to this former officer and his family under terms of the deferred compensation agreement. These benefits are accounted for under Statement of Financial Accounting Standards No. 106, "Employers Accounting for Postretirement Benefits Other Than Pensions" (FASB
          106), requiring the accrual method of accounting for these benefits.

          5.   TRANSACTIONS WITH AFFILIATES

               Income from affiliates of the Corporation as of December 31 was as follows:

                                   1996           1995

          Interest Income     $    61,678    $     85,896
          Other                         0          32,014
                               ------------    ----------
          Total               $    61,678    $    117,910
                               ============    ==========

          6.   PENSION EXPENSE

               The Corporation sponsored a contributory and non-contributory defined benefit plan. On September 23, 1996, the Corporation terminated the Plans. Prior to the termination, a former officer received a lump sum payment from the Plan in 1996 of approximately $486,000, and another participant received a lump sum distribution. As of the termination date, the Plan termination liability was $11,527 and is to be distributed to the two remaining vested participants in 1997. Defined benefits were not provided under a successor Plan. The Plan ceased to exist as an entity.

               Prior to termination, the Corporation accounted for its pension plans in accordance with Statement of Financial Accounting Standards No. 87, Employers' Accounting for Pensions. The Plan was for all employees meeting specified age and service requirements. Benefits were determined based on compensation history. Net pension expense for the Plan was $21,398 in 1995. At December 31, 1995, the fair value of plan assets was $496,340 and the pension liability was $2,331.

               For years ended December 31, 1996 and 1995, total retirement expense amounted to $9,785 and $81,131, respectively. Actual contributions to the Plan amounted to $8,040 and $78,718 in 1996 and 1995, respectively.

          7.   SUBSEQUENT EVENT

               The Corporation raised approximately $1.8 million in new capital via a private placement offering of common shares in January 1997. The new shares were sold at the then current net asset value, making it a non-dilutive transaction. Appropriately, the financial statements have not been restated for this event.

          SCHEDULE OF SELECTED PER SHARE DATA AND RATIOS         Five Years
                                           ended December 31, 1996 and 1995

          Selected data for each share of capital stock outstanding throughout the five most current years is as follows:

                                                Year ended December 31,
                                    1996             1995           1994*        1993*            1992*
   Investment income (Note 5)    $     0.04     $    0.09      $    0.07      $    0.13      $    0.17

   Expenses                            0.18          0.23           0.17           0.18           0.18
                                 ___________________________________________________________________________
   Investment (loss) before
   income taxes                        (0.14)        (0.14)         (0.10)         (0.05)         (0.01)

   Provision (benefit) for
   income taxes (Note 2)               (0.05)        (0.05)         (0.03)         (0.01)          0.00
                                  -----------    ----------     ----------     ----------      ---------
   Net investment (loss)               (0.09)        (0.09)         (0.07)         (0.04)         (0.01)
   Net realized and unrealized
   gain (loss) on investments          (0.59)        (0.89)          0.18          (0.02)          0.96
                                  -----------    ----------     ----------     ----------       --------
   Increase (decrease) in net
   asset value before cumulative
   effect of change in method
   of accounting                       (0.68)        (0.98)          0.11          (0.06)          0.95

   Cumulative effect of change
   in method of accounting for
   income taxes (Note 2)                0.00           0.00          0.00           0.06           0.00
                                 ___________________________________________________________________________
   Increase (decrease) in net
   asset value                         (0.68)         (0.98)         0.11           0.00           0.95

   Net asset value - beginning          2.21           3.19          3.07           3.07           2.12

   Net proceeds of private placement    0.00           0.00          0.01           0.00           0.00
                                  -----------     ---------      ---------      ---------     ---------
   Net asset value - ending      $      1.53      $    2.21     $    3.19       $   3.07        $ 3.07
                                  ===========     =========      =========      =========     ==========
   Ratio of expense to average
   net assets                            9.75%         8.73%          6.13%          5.86%         6.66%

   Ratio of net investment (loss)
   to average net assets                (5.04)%      (3.48)%        (2.32)%        (1.11)%        (0.38)%

   Number of shares outstanding
   at end of period                  4,225,477    4,225,477       4,185,477     3,357,352      3,357,352

   *Per share data presented has been restated from prior years to reflect the 25% stock distributions of the Corporation occurring in 1995, 1994 and 1993.

   See notes to financial statements.

          INDEPENDENT AUDITOR'S REPORT                Deloitte & Touche LLP

          To the Board of Directors and Stockholders
          Rand Capital Corporation
          Buffalo, New York

               We have audited the accompanying statements of financial position of Rand Capital Corporation, including the schedules of portfolio investments, as of December 31, 1996 and 1995, and the related statements of operations and changes in net assets for the years then ended, and the selected per share data and ratios for each of the five years in the period then ended. These financial statements and per share data and ratios are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits.

               We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included examination or confirmation of securities owned as of December 31, 1996 and 1995. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

               In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Rand Capital Corporation as of December 31, 1996 and 1995, the results of its operations and changes in its net assets for the years then ended and the selected per share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

               As explained in Note 1, the financial statements include securities valued at $4,075,174 (63% of net assets), and $8,997,613 (96% of net assets) at December 31, 1996 and 1995, whose values have been estimated by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Directors in arriving at its estimate of value of such securities and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

               Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedule of changes in investments at cost for the year ended December 31, 1996, on page 6, is presented for the purpose of additional analysis and is not a required part of the basic financial statements. This schedule is the responsibility of the Corporation's management. Such schedule has been subjected to the auditing procedures applied in our audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

          s/Deloitte & Touche LLP
            ---------------------
          Buffalo, NY
          January 24, 1997

          SHAREHOLDER INFORMATION

          Transfer Agent

               Continental Stock Transfer & Trust Company
               2 Broadway
               New York, NY 10004

          Shareholders

               The Corporation had approximately 179 record holders of its common stock. This total does not include an estimated 739 shareholders with shares held under beneficial ownership in nominee name or within clearinghouse positions of brokerage firms or banks.


          Market Prices

               The common stock of Rand Capital is traded on The NASDAQ SmallCap Market tier of The NASDAQ Stock Market under the symbol:
          RAND. The following high and low bid prices for the shares during each quarter of the last two years were taken from quotations provided to the Corporation by the National Association of Securities Dealers, Inc.

          Stock Bid Price Data*

                              1996                1995
               Quarter   High      Low       High      Low

               1st       3 1/2     1         4 1/4     3 1/2
               2nd       2 1/4     1 3/8     5 3/8     4 1/2
               3rd       2 1/8     1 1/2     7         5 1/4
               4th       1 11/16   1 3/16    6 1/2     3

          *Stock bid price data has been adjusted for stock distribution

          Notice of Annual Meeting

               The Annual Meeting of Shareholders of Rand Capital
          Corporation will be held on Thursday, April 17, 1997 at 10:00 am at the Rand Building (Room 1734), 14 LaFayette Square, Buffalo, New York. All shareholders are encouraged to attend.


          Directors

          Reginald B. Newman II........President, NOCO Energy Corporation
               Buffalo, NY             Chairman, Rand Capital Corporation
          Thomas R. Beecher, Jr........President, Beecher Securities
               Buffalo, NY
          Allen F. Grum................President, Rand Capital Corporation
               Buffalo, NY
          Luiz F. Kahl.................President, Vector Group, LLC
               Buffalo, NY
          Ross B. Kenzie...............Retired
               Buffalo, NY
          Willis S. McLeese............Chairman, Colmac Holdings Ltd.
               Toronto, Canada
          Jayne K. Rand................Vice President, M&T Bank, N.A.
               Buffalo, NY
          Donald A. Ross...............Retired
               Buffalo, NY
          Frederick W. Winter..........Dean, School of Management,
               Buffalo, NY             University of New York at Buffalo

          Officers

               Allen F. Grum        -      President
               Nora B. Sullivan     -      Executive Vice President
               Robin K. Penberthy   -      Chief Financial Officer

          Corporate Counsel

                    Hodgson, Russ, Andrews,Woods & Goodyear, LLP
                    1800 One M&T Plaza
                    Buffalo, NY 14203

          Independent Accountants

               Deloitte & Touche LLP
               KeyBank Tower
               50 Fountain Plaza, Suite 250
               Buffalo, NY 14202

          Rand Capital Corporation

               Tel: 716-853-0802
               Fax: 716-854-8480
               Email:    pgrum@randcap.com